Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

            We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of PACEL Corp. (the "Company") of our report, dated March 28, 2001 on the financial statements of the Company, which report appears in the Company's Annual Report Filed on Form 10-KSB (File No. 001-15647) filed with the Securities and Exchange Commission.

                                                                                                        /s/ Peter C. Cosmas Co., CPAs

                                                                                                        PETER C. COSMAS CO., CPAs

New York, New York
April 18, 2001